Exhibit 99.2


BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009



DATE:             November 8, 2006

TO:               COUNTRYWIDE HOME LOANS, INC.
ATTENTION:        Mr. Jeff Staab
TELEPHONE:        1-818-225-3279
FACSIMILE:        1-818-225-4010

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Mortgage Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXCWL0620


Dear Sir/Madam,

      The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc. ("Counterparty").

      The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

      This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation (including the schedule hereto) will constitute a Confirmation that supplements, forms a part of, and is subject to, an agreement (the "Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the Trade Date we had executed an agreement in such form, but without any Schedule except for the elections made herein.

      In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement dated as of October 1, 2006 among CWABS, Inc. as depositor, Countrywide Home Loans, Inc. as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the "Pooling and Servicing Agreement").

The terms of the particular Transaction to which this Confirmation relates are as follows:

------------------------------------------------------ --------------------------------------------------
2.                                                     TRADE DETAILS
------------------------------------------------------ --------------------------------------------------
Notional Amount:                                       With respect to any Calculation Period, the lesser
                                                       of (i) the amount set forth for such period in
                                                       Schedule A attached hereto and (ii) the aggregate
                                                       Certificate Principal Balance of the Class 1-A,
                                                       Class 2-A-1, Class 2-A-2, Class 2-A-3, Class
                                                       2-A-4, Class M-1, Class M-2, Class M-3, Class M-4,
                                                       Class M-5, Class M-6, Class M-7, Class M-8, Class
                                                       M-9 and Class B Certificates (together, the "Swap
                                                       Certificates") immediately prior to the
                                                       Distribution Date (as defined in the Pooling and
                                                       Servicing Agreement) occurring in the calendar
                                                       month in which such Calculation Period ends.

------------------------------------------------------ --------------------------------------------------
Trade Date:                                            October 26, 2006.

------------------------------------------------------ --------------------------------------------------
Effective Date:                                        November 8, 2006.

------------------------------------------------------ --------------------------------------------------
Termination Date:                                      October 25, 2012, subject to adjustment in
                                                       accordance with the Following Business Day
                                                       Convention

------------------------------------------------------ --------------------------------------------------
Upfront Amount:
------------------------------------------------------ --------------------------------------------------
         Upfront Amount:                               BSFP will pay $1,930,000 to Counterparty on
                                                       November 8, 2006.

------------------------------------------------------ --------------------------------------------------
Fixed Amounts:
------------------------------------------------------ --------------------------------------------------
         Fixed Rate Payer:                             Counterparty.



                                                    2

------------------------------------------------------ --------------------------------------------------
         Fixed Rate Payer Payment                      The 25th of each month in each year from (and
         Date(s):                                      including) November 25, 2006 to (and including)
                                                       the Termination Date, subject to adjustment in
                                                       accordance with the Following Business Day
                                                       Convention.


         Fixed Rate Payer Period End Date(s):          The 25th of each month in each year from (and
                                                       including) November 25, 2006 to (and including)
                                                       October 25, 2012, with No Adjustment.

         Fixed Rate:                                   5.40%.
------------------------------------------------------ --------------------------------------------------
         Fixed Rate Day Count Fraction:                30/360.

------------------------------------------------------ --------------------------------------------------
Floating Amounts:
------------------------------------------------------ --------------------------------------------------
         Floating Rate Payer:                          BSFP.

         Floating Rate Payer Period End                The 25th of each month in each year from (and
         Date(s):                                      including) November 25, 2006 to (and including)
                                                       the Termination Date, subject to adjustment in
                                                       accordance with the Following Business Day
                                                       Convention.

         Floating Rate Payer Payment Date(s):          Early Payment shall be applicable. For each
                                                       Calculation Period, the Floating Rate Payer
                                                       Payment Date shall be the first Business Day prior
                                                       to the related Floating Rate Payer Period End
                                                       Date.

         Floating Rate Option.                         USD-LIBOR-BBA

         Floating Rate Day Count Fraction:             Actual/360.

         Designated Maturity:                          1 Month, except with respect to the initial
                                                       Calculation Period for which the Designated
                                                       Maturity shall be the Linear Interpolation of the
                                                       2 week and the 1 month.

------------------------------------------------------ --------------------------------------------------
         Reset Dates:                                  The first day of each Calculation
------------------------------------------------------ --------------------------------------------------



                                                    3

                                                       Period.
------------------------------------------------------ --------------------------------------------------
Business Days:                                         New York.

------------------------------------------------------ --------------------------------------------------
Additional Provisions:                                 Each party hereto is hereby advised and
                                                       acknowledges that the other party has engaged in
                                                       (or refrained from engaging in) substantial
                                                       financial transactions and has taken (or refrained
                                                       from taking) other material actions in reliance
                                                       upon the entry by the parties into the Transaction
                                                       being entered into on the terms and conditions set
                                                       forth herein and in the Confirmation relating to
                                                       such Transaction, as applicable. This paragraph
                                                       shall be deemed repeated on the trade date of each
                                                       Transaction.
------------------------------------------------------ --------------------------------------------------
3.                                                     ACCOUNT DETAILS
------------------------------------------------------ --------------------------------------------------
Payments to BSFP:                                      Citibank, N.A., New York
                                                       ABA Number: 021-0000-89, for the account of
                                                       Bear, Stearns Securities Corp.
                                                       Account Number: 0925-3186, for further credit
                                                       to Bear Stearns Financial Products Inc.
                                                       Sub-account Number: 102-04654-1-3
                                                       Attention: Derivatives Department

------------------------------------------------------ --------------------------------------------------
Payments to Counterparty:                              See Assignment Agreement.

------------------------------------------------------ --------------------------------------------------
4.                                                     NETTING
------------------------------------------------------ --------------------------------------------------
Amendment to Section 2(c) of the Agreement:            Notwithstanding anything to the contrary in
                                                       Section 2(c) of the Agreement, amounts that are
                                                       payable with respect to Calculation Periods which
                                                       end in the same calendar month (prior to any
                                                       adjustment of period end dates) shall be netted,
                                                       as provided in Section 2(c) of the Agreement, even
                                                       if such amounts are not due on the same payment
                                                       date. For avoidance of doubt any payments pursuant
                                                       to Section 6(e) of the Agreement shall not be
                                                       subject to netting.
------------------------------------------------------ --------------------------------------------------

5. Provisions Deemed Incorporated into this Agreement:

The following provisions i) through vii) will be deemed to be incorporated into the Agreement:

      i) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

      ii)   Termination Provisions. For purposes of the Agreement:

            (a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

            (b)   "Specified Transaction" shall have the meaning specified in
                  Section 14 of this Agreement.

            (c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to BSFP and Counterparty.

            (d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to BSFP and Counterparty.

            (e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to BSFP and Counterparty.

            (f)   The "Default Under Specified Transaction" provisions of
                  Section 5(a)(v) of the Agreement will be inapplicable to BSFP and Counterparty.

            (g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to BSFP and Counterparty.

            (h) The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

            (i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to BSFP and Counterparty.

            (j) Additional Termination Events. Additional Termination Events will apply. The following events shall constitute an Additional Termination Event hereunder:

                  (i) Upon the occurrence of a Collateralization Event (as defined in Part 5(vii)(d) below) BSFP has not, within 30 days (unless, within 30 days after such downgrade, each such Swap Rating Agency has reconfirmed the ratings of the Swap Certificates which were in effect immediately prior to such downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the ratings of the

                  Swap Certificates were changed due to a circumstance other than the downgrading of BSFP's rating), complied with Part 5(vii)(d) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

                  (ii) Upon the occurrence of a Ratings Event (as defined in Part 5(vii)(e) below) BSFP has not, within 10 business days after such rating withdrawal or downgrade (unless, within 10 business days after such withdrawal or downgrade, each such Swap Rating Agency has reconfirmed the ratings of the Swap Certificates which were in effect immediately prior to such withdrawal or downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the ratings of the Swap Certificates were changed due to a circumstance other than the withdrawal or downgrading of BSFP's rating), complied with Part 5(vii)(e) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

                  (iii) An amendment and/or supplement to the Pooling and Servicing Agreement (or any other transaction document) is made without the prior written consent of BSFP (such consent not to be unreasonably withheld or delayed), if such amendment and/or supplement would: (a) materially adversely affect any of BSFP's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Counterparty to fully perform any of Counterparty's obligations hereunder. Counterparty shall be the sole Affected Party.

                  (iv) If an Applied Realized Loss Amount is applied to reduce the Certificate Principal Balance of any class of Class A Certificates, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

            (k) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to BSFP and Counterparty.

            (l) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

                  (i)   Market Quotation will apply.
                  (ii)  The Second Method will apply.

            (m)   "Termination Currency" means United States Dollars.

      iii)  Tax Representations.

         Payer Tax Representations. For the purpose of Section 3(e), each of BSFP and Counterparty makes the following representation:

            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

         BSFP Payee Tax Representations. For the purpose of Section 3(f), BSFP makes the following representations:

            BSFP is a corporation organized under the laws of the United
            States.

         Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

            Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.


      iv)   Documents to be Delivered. For the purpose of Section 4(a):

         (a) Tax forms, documents or certificates to be delivered are:

------------------------------------- ------------------------------------ ----------------------------------
Party required to deliver document    Form/Document/Certificate            Date by which to be delivered
------------------------------------- ------------------------------------ ----------------------------------
BSFP and Counterparty                 An executed U.S. Internal            Promptly after the earlier of
                                      Revenue Service Form W-9 (or         (i) reasonable demand by
                                      any successor thereto) and any       either party or (ii) learning
                                      other document                       that such form or
------------------------------------- ------------------------------------ ----------------------------------



                                      7

------------------------------------- ------------------------------------ ----------------------------------
                                      required or reasonably requested     document is required
                                      to allow the other party to make
                                      payments under this Agreement
                                      without any deduction or
                                      withholding for or on the
                                      account of any Tax or with such
                                      deduction or withholding at a
                                      reduced rate.

------------------------------------- ------------------------------------ ----------------------------------


      (b)   Other Documents to be delivered are:

----------------------- --------------------------------------------- ------------------ ------------------------
Party required to       Form/Document/Certificate                     Date by which to   Covered by Section
deliver document                                                      be delivered       3(d) representation
----------------------- --------------------------------------------- ------------------ ------------------------
BSFP and Counterparty   Any documents required or reasonably          Upon the           Yes
                        requested by the receiving party to           execution and
                        evidence authority of the delivering          delivery of this
                        party or its Credit Support Provider, if      Agreement and
                        any, to execute and deliver this              such Confirmation
                        Agreement, any Confirmation, and any
                        Credit Support Documents to which it is a
                        party, and to evidence the authority of
                        the delivering party to its Credit
                        Support Provider to perform its
                        obligations under this Agreement, such
                        Confirmation and/or Credit Support
                        Document, as the case may be.
----------------------- --------------------------------------------- ------------------ ------------------------
BSFP  and Counterparty  A certificate of an authorized officer of     Upon the           Yes
                        the party, as to the incumbency and           execution and
                        authority of the respective officers of the   delivery of this
                        party signing this agreement, any relevant    Agreement and
                        Credit Support Document, or any               such Confirmation
                        Confirmation, as the case may be.
----------------------- --------------------------------------------- ------------------ ------------------------
BSFP                    An opinion of counsel (which may include      Closing Date       No
                        in-house counsel) reasonably satisfactory
                        to Counterparty.
----------------------- --------------------------------------------- ------------------ ------------------------
Counterparty            Executed copy of the Credit                   Upon               Yes
----------------------- --------------------------------------------- ------------------ ------------------------


                                      8

----------------------- --------------------------------------------- ------------------ ------------------------
                        Support Document specified herein.            execution
----------------------- --------------------------------------------- ------------------ ------------------------
Counterparty            Copy of any notice delivered under the        Upon availability  Yes
                        Pooling and Servicing Agreement that
                        impacts this Confirmation
----------------------- --------------------------------------------- ------------------ ------------------------



      v)    Miscellaneous.

            (a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

            Address for notices or communications to BSFP:

                  Address:    383 Madison Avenue, New York, New York  10179
                  Attention:  DPC Manager
                  Facsimile:  (212) 272-5823

            with a copy to:

                  Address:    One Metrotech Center North,
                              Brooklyn, New York 11201
                  Attention:  Derivative Operations   7th Floor
                  Facsimile:  (212) 272-1634

                  (For all purposes)

            Address for notices or communications to Counterparty:

            Address:    4500 Park Granada
                        Mail Stop CH-143
                        Calabasas, CA 91302
            Attention:  Mr. Jeff Staab
            Facsimile:  818-225-3898
            Phone:      818-225-3279

      (b)   Process Agent. For the purpose of Section 13(c):

            BSFP appoints as its Process Agent: Not Applicable.

            Counterparty appoints as its Process Agent: Not Applicable.

      (c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

      (d) Multibranch Party. For the purpose of Section 10(c) of this
Agreement:

                  BSFP is not a Multibranch Party.

                  Counterparty is not a Multibranch Party.

      (e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

      (f)   Credit Support Document.

            With respect to BSFP: Not Applicable.
            With respect to Counterparty: From and including the date of its execution, the Pooling and Servicing Agreement.

      (g)   Credit Support Provider.

             With respect to BSFP:  Not Applicable.
             With respect to Counterparty:  Not Applicable.

      (h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and
            Section 5-1402 of the New York General Obligation Law).

      (i) Consent to Recording. Each party hereto consents and agrees the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, and waives any further notice of such monitoring or recording.

      (j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

      (k) "Affiliate" Counterparty and BSFP shall be deemed to not have any Affiliates for purposes of this Agreement.

      (l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavour to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition

      vi)   Additional Representations:

            Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):-

            (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the
                  Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

            (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

            (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

            (d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

            (e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of
                  Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

      vii)  Other Provisions.

            (a) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

            (b) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. Nothing herein shall prevent BSFP from participating in any such proceeding once commenced.

            (c) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Confirmation shall be permitted by either party unless (A) Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") has been provided notice of such transfer, amendment, waiver, supplement, assignment or other modification and confirms in writing (including by facsimile transmission) that it will not qualify, downgrade, withdraw or modify its then current ratings of the Swap Certificates issued pursuant to the Pooling and Servicing Agreement, (B) neither an Event of Default with respect to the transferee nor a Termination Event would exist immediately after that transfer, amendment, waiver, supplement, assignment or other modification and (C) as of the time of the transfer, amendment, waiver, supplement, assignment or other modification, such act would not cause any payments under the Transaction to become subject to withholding tax.

            (d) Approved Ratings Threshold. In the event that (A) either (i) the unsecured, long-term senior debt obligations of BSFP are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of BSFP are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of BSFP are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of BSFP are rated below "A-1" by S&P or (ii) if BSFP does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of BSFP are rated below "A+" by S&P (such event, a "Collateralization Event"), then, BSFP, at its own cost, shall within 30 days either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Swap Counterparty Ratings Requirement and that is approved by the Trustee (which approval shall not be unreasonably withheld or delayed) on terms substantially similar to this Agreement; (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement (and which satisfies the Rating Agency Condition), to honor BSFP's obligations under this Agreement, provided that such other person is approved by the Trustee such approval not to be unreasonably withheld or delayed; (iii) post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition; or (iv) establish any other arrangement satisfactory to the applicable Swap Rating Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates (determined without regard to any financial guaranty insurance policy, if applicable) and which satisfies the Rating Agency Condition. All collateral posted by BSFP shall be returned to BSFP immediately upon BSFP securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirement. "Swap Rating Agency" means S&P and Moody's.

                  "Swap Counterparty Ratings Requirement" shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's

                  (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

                  "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of any Swap Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of any Swap Certificates.

            (e) Ratings Event. It shall be a ratings event ("Ratings Event") if at any time after the date hereof BSFP shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean (A) the unsecured, long-term senior debt obligations of BSFP are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of BSFP are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if BSFP does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of BSFP are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade).

                  Following a Ratings Event, BSFP shall take the following actions at its own expense, (A) immediately post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement), and (B) not later than 10 business days after the occurrence of such a downgrade or withdrawal by S&P or Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor (pursuant to a form of guaranty which satisfies the Rating Agency Condition) satisfies the Swap Counterparty Ratings Requirement (or which satisfies the Rating Agency Condition) pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies, or (II) provide a guaranty (pursuant to a form of guaranty that satisfies the Rating Agency Condition) from a guarantor that satisfies the Swap Counterparty Ratings Requirement (or which satisfies the Rating Agency Condition) pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies. In respect of subclause (I) immediately above, Countrywide Securities Corporation shall make a good faith attempt to provide reasonable assistance to BSFP in locating a replacement party and effecting the assignment.

            (f) USA PATRIOT Act Notice. BSFP hereby notifies Counterparty that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,
                  2001)) (the "Act"), it is required to obtain, verify and record information that identifies Counterparty, which information includes the name and address of Counterparty and other information that will allow BSFP to identify Counterparty in accordance with the Act.

            (g) Amendments. Counterparty agrees that it will obtain BSFP's consent (which consent shall not be unreasonably withheld or delayed) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of BSFP's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Counterparty to fully perform any of Counterparty's obligations hereunder.

            (h) Assignment. BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

            (i) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

            (j) Swap Contract Administration Agreement. BSFP shall be an express third party beneficiary of the Swap Contract Administration Agreement, dated as of November 8, 2006 (the "Swap Contract Administration Agreement"), among The Bank of New York, as Swap Contract Administrator and not in its individual or corporate capacity but solely as Trustee under the Pooling and Servicing Agreement, and Countrywide Home Loans, Inc. A copy of the Swap Contract Administration Agreement is attached hereto as Annex B.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ Annie Manevitz
       ------------------
       Name:   Annie Manevitz
       Title:  Authorized Signatory

COUNTRYWIDE HOME LOANS, INC.



By:    /s/ Ellen Coleman
       -----------------
       Name:   Ellen Coleman
       Title:  Executive Vice President

Schedule A to the Confirmation dated as of November 8, 2006
Re: Reference Number FXCWL0620

     Period Start Date          Period End Date          Notional Amount
         11/8/2006                11/25/2006               291,507,651
        11/25/2006                12/25/2006               290,548,607
        12/25/2006                 1/25/2007               289,019,765
         1/25/2007                 2/25/2007               287,334,888
         2/25/2007                 3/25/2007               285,247,235
         3/25/2007                 4/25/2007               282,255,420
         4/25/2007                 5/25/2007               278,886,713
         5/25/2007                 6/25/2007               274,987,908
         6/25/2007                 7/25/2007               270,741,367
         7/25/2007                 8/25/2007               265,942,568
         8/25/2007                 9/25/2007               260,809,155
         9/25/2007                10/25/2007               255,462,612
        10/25/2007                11/25/2007               249,255,038
        11/25/2007                12/25/2007               243,709,111
        12/25/2007                 1/25/2008               237,855,836
         1/25/2008                 2/25/2008               233,308,375
         2/25/2008                 3/25/2008               229,009,810
         3/25/2008                 4/25/2008               224,086,795
         4/25/2008                 5/25/2008               219,555,843
         5/25/2008                 6/25/2008               215,101,782
         6/25/2008                 7/25/2008               210,909,313
         7/25/2008                 8/25/2008               206,695,639
         8/25/2008                 9/25/2008               202,427,025
         9/25/2008                10/25/2008               198,339,217
        10/25/2008                11/25/2008               194,248,381
        11/25/2008                12/25/2008               190,643,763
        12/25/2008                 1/25/2009               186,968,853
         1/25/2009                 2/25/2009               184,120,139
         2/25/2009                 3/25/2009               181,447,904
         3/25/2009                 4/25/2009               178,388,764
         4/25/2009                 5/25/2009               175,556,531
         5/25/2009                 6/25/2009               172,783,298
         6/25/2009                 7/25/2009               170,135,605
         7/25/2009                 8/25/2009               167,390,069
         8/25/2009                 9/25/2009               164,580,049
         9/25/2009                10/25/2009               161,761,080
        10/25/2009                11/25/2009               158,879,648
        11/25/2009                12/25/2009               156,333,882
        12/25/2009                 1/25/2010               153,677,169
         1/25/2010                 2/25/2010               151,586,678
         2/25/2010                 3/25/2010               149,572,517
         3/25/2010                 4/25/2010               147,173,817

         4/25/2010                 5/25/2010               144,866,805
         5/25/2010                 6/25/2010               142,543,897
         6/25/2010                 7/25/2010               140,310,317
         7/25/2010                 8/25/2010               138,055,122
         8/25/2010                 9/25/2010               135,882,345
         9/25/2010                10/25/2010               133,910,374
        10/25/2010                11/25/2010               131,850,109
        11/25/2010                12/25/2010               129,980,851
        12/25/2010                 1/25/2011               127,984,177
         1/25/2011                 2/25/2011               126,373,361
         2/25/2011                 3/25/2011               124,802,199
         3/25/2011                 4/25/2011               122,957,158
         4/25/2011                 5/25/2011               121,212,156
         5/25/2011                 6/25/2011               119,479,222
         6/25/2011                 7/25/2011               117,791,137
         7/25/2011                 8/25/2011               116,102,822
         8/25/2011                 9/25/2011               114,308,043
         9/25/2011                10/25/2011               111,972,975
        10/25/2011                11/25/2011               109,708,118
        11/25/2011                12/25/2011               107,794,665
        12/25/2011                 1/25/2012               105,904,810
         1/25/2012                 2/25/2012               104,477,332
         2/25/2012                 3/25/2012               102,945,440
         3/25/2012                 4/25/2012               101,226,803
         4/25/2012                 5/25/2012                99,663,274
         5/25/2012                 6/25/2012                98,090,656
         6/25/2012                 7/25/2012                96,574,630
         7/25/2012                 8/25/2012                95,046,711
         8/25/2012                 9/25/2012                93,573,716
         9/25/2012                10/25/2012                92,216,921

                                    ANNEX A

                       [Form of Regulation AB Agreement]


      Item 1115 Agreement dated as of January 30, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and BEAR STEARNS FINANCIAL PRODUCTS INC., as counterparty (the "Counterparty").

                                    RECITALS

            WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

            WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions

            Company Information: As defined in Section 4(a)(i).

            Company Financial Information: As defined in Section 2(a)(ii).

            Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

            GAAP: As defined in Section 3(a)(v).

            EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

            Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

            Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.  Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

            (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                  (A)   The Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

                  (C) a description of the general character of the business of the Counterparty;

                  (D) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement;

                  (E) a description of any affiliation or relationship between the Counterparty and any of the following parties:

                        (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                        (2) the related Depositor (as identified to the Counterparty by CHL);

                        (3)   the SPV;

                        (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                        (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                        (6) any originator identified to the Counterparty by CHL;

                        (7) any enhancement or support provider identified to the Counterparty by CHL; and

                        (8) any other material transaction party identified to the Counterparty by CHL.

            (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                  (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; and

                  (B) if applicable, cause its accountants to issue their consent to the filing of such financial statements in the Registration Statement.

      (b)   Following the Closing Date with respect to a Transaction,

            (i) no later than the 25th calendar day of each month, the Counterparty shall (i) notify the related Depositor in writing of (A) any material litigation or governmental proceedings pending against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement or (B) any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(E) (and any other parties identified in writing by the related Depositor) and (ii) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(I)(i); and

            (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item

                  1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV;

            (iii) if the related Depositor requests Company Financial
                  Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3.  Representations and Warranties and Covenants of the Counterparty.

      (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

            (i) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

            (ii) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

            (iii) The Company Financial Information and other Company
                  Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.  Indemnification; Remedies

      (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

            (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

      (b)   (i)   Any failure by the Counterparty to deliver any information, report, certification, accountants' consent or other material when and as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in
                  Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date
                  (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected
                  Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section
                  6(e)(ii) of the Master Agreement, with Market Quotation and
                  Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

            (ii) If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld and which approval is not needed if such assignment is to a subsidiary of The Bear Stearns Companies, Inc., provided the Depositor is given notice) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

            (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5.  Miscellaneous.

      (a)   Construction. Throughout this Agreement, as the context requires,
            (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
            (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

      (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

      (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

      (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

      (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

      (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

      (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

      (j) CHL agrees to provide to the Counterparty prior to January 30, 2006 the methodology for its estimate of maximum probable exposure represented by the Derivative Agreements and then to provide notice of any changes to the methodology.

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   CWABS, INC.



                                   By:       /s/ Ruben Avilez
                                        ---------------------------------------
                                          Name:  Ruben Avilez
                                          Title: Vice President


                                   CWMBS, INC.



                                   By:       /s/ Ruben Avilez
                                        ---------------------------------------
                                          Name:  Ruben Avilez
                                          Title: Vice President


                                   CWALT, INC.



                                   By:       /s/ Ruben Avilez
                                        ---------------------------------------
                                          Name:  Ruben Avilez
                                          Title: Vice President



                                   CWHEQ, INC.



                                   By:       /s/ Ruben Avilez
                                        ---------------------------------------
                                          Name:  Ruben Avilez
                                          Title: Vice President


                                   COUNTRYWIDE HOME LOANS, INC.



                                   By:       /s/ Ruben Avilez
                                        ---------------------------------------
                                          Name:  Ruben Avilez
                                          Title: Vice President

                                   BEAR STEARNS FINANCIAL PRODUCTS INC.



                                   By:       /s/ F. Scott Herman
                                        ---------------------------------------
                                          Name:  F. Scott Herman
                                          Title: DPC Manager

                                    ANNEX B

                [Form of Swap contract Administration Agreement]


                         [Filed as Ex. 99.4 herein.]